Vanguard U.S. Growth Fund

Summary Prospectus

April 8, 2011

Investor Shares for Participants

Vanguard U.S. Growth Fund Investor Shares (VWUSX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 8, 2011, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.44%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.48%

1 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74%.

Primary Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. At least 80% of the Fund’s assets will be invested in stocks of U.S. companies. The Fund uses multiple investment advisors.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2011, was 5.92%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.76% (quarter ended December 31, 2001), and the lowest return for a quarter was –31.03% (quarter ended March 31, 2001).

Average Annual Total Returns for Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Vanguard U.S. Growth Fund Investor Shares	11.53%	0.96%	–3.64%
Comparative Indexes
(reflect no deduction for fees or expenses)
Russell 1000 Growth Index	16.71%	3.75%	0.02%
Standard & Poor’s 500 Index	15.06	2.29	1.41

Investment Advisors

Delaware Management Company (d.b.a. Delaware Investments)

Wellington Management Company, LLP

William Blair & Company, L.L.C.

Portfolio Managers

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Andrew J. Shilling, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since October 2010.

James Golan, CFA, Principal and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2010.

Tracy McCormick, Principal and Portfolio Manager of William Blair & Company. She has co-managed a portion of the Fund since 2010.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

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Vanguard U.S. Growth Fund Investor Shares—Fund Number 23

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Vanguard Marketing Corporation, Distributor.

SPI 023 042011